Exhibit 99.7

BOARD OF GOVERNORS OF THE
FEDERAL RESERVE SYSTEM
WASHINGTON, DC 20551

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 27, 2025

CADENCE BANK
(Exact Name of Registrant as Specified in Charter)

Mississippi	11813	64-0117230

(State or Other Jurisdiction of Incorporation)	(FDIC Certificate No.)	(IRS Employer Identification No.)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of Principal Executive Offices)	(Zip Code)

 Registrant’s telephone number, including area code    (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $2.50 par value per share	CADE	New York Stock Exchange

Series A Preferred Stock, $0.01 par value per share	CADE-PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 19, 2024, Cadence Bank (the “Company”) filed a definitive proxy statement with the Federal Deposit Insurance Corporation (“FDIC”) and made available to its shareholders of record a definitive proxy statement (the “Proxy Statement”) for the Company’s 2024 Special Meeting of Shareholders (the “Special Meeting”), originally scheduled to be held on December 30, 2024 and adjourned to January 27, 2025.

On January 27, 2025, the Company issued a press release announcing that the Special Meeting is to be further adjourned, without conducting any other business, to March 26, 2025 at 8:45 a.m., central time. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The reconvened Special Meeting will be held virtually via audio-only format at meetnow.global/MLVC22S. The record date for preferred shareholders entitled to vote at the Special Meeting will remain November 8, 2024.

During the period of the adjournment, the Company will continue to solicit proxies from its preferred shareholders with respect to Proposal 2 set forth in the Proxy Statement, as it may be supplemented. Proxies previously submitted by preferred shareholders in respect of the Special Meeting will be voted at the reconvened Special Meeting unless properly revoked.

Additional Information

This communication may be deemed to be additional solicitation material with respect to the Special Meeting. On November 19, 2024, Cadence Bank filed a definitive proxy statement with the Federal Deposit Insurance Corporation (“FDIC”) in connection with the Special Meeting. SHAREHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER SOLICITING MATERIALS THAT ARE FILED WITH THE FDIC OR FEDERAL RESERVE WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSAL TO BE VOTED UPON. The Company’s proxy statement and any other solicitation materials filed by the Company with the FDIC and Federal Reserve can be obtained free of charge at the Investor Relations section of our website at ir.cadencebank.com. Shareholders may also request a copy of these materials at no cost by contacting the Company at 201 South Spring Street, Tupelo, Mississippi 38804, or 1-800-368-5948. The Company has engaged Okapi Partners LLC to aid in the solicitation of proxies. Detailed information regarding the identity of participants, and their respective interests in the Company by security holdings or otherwise, are set forth in the definitive proxy statement for the Special Meeting.

Forward-Looking Statements

This filing may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact. The Company cautions readers that certain factors may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein. For a list of factors which could affect the Company’s results, see the Company’s filings with the FDIC and Federal Reserve, including “Item 1A. Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date of this filing, even if subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE BANK

	By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Senior Executive Vice President and Chief Administrative Officer

Date: January 27, 2025

Exhibit 99.1

News Release	For Immediate Release

Media Contacts:
Danielle Kernell
713-392-7709 direct
danielle.kernell@cadencebank.com

Natalie Barron
713-552-2053 direct
natalie.barron@cadencebank.com

Cadence Bank Announces Adjournment of its Special Meeting

HOUSTON and TUPELO, Miss. – Jan. 27, 2025 – Cadence Bank (NYSE: CADE) (the Company) today announced that it has adjourned its special meeting of shareholders originally convened on Dec. 30, 2024 (the Special Meeting), that reconvened this afternoon, until Wednesday, March 26, 2025, at 8:45 a.m. Central Time. The Special Meeting was adjourned to allow the Company additional time to solicit proxies from preferred shareholders in favor of a proposal (Proposal 2) to authorize the Company’s Board of Directors to implement repurchases of stock in accordance with Regulation H.

The proposal is described in more detail in the Company’s proxy statement dated Nov. 19, 2024, furnished to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Special Meeting. The Company’s common shareholders approved Proposals 1, 2, 3 and 4 at the Special Meeting on Dec. 30, 2024, prior to adjournment, which was all of the business to be voted upon by common shareholders at the Special Meeting. The Company’s preferred shareholders approved Proposal 4 prior to adjournment.

The record date for determining shareholders eligible to vote at the Special Meeting will remain the close of business on Nov. 8, 2024. Valid proxies submitted by Company preferred shareholders prior to the adjourned Dec. 30, 2024 Special Meeting will continue to be valid for purposes of the reconvened Special Meeting scheduled for Wednesday, March 26, 2025.

Company preferred shareholders as of the close of business on Nov. 8, 2024, who have not voted on Proposal 2 but wish to do so should contact Okapi Partners, the Company’s proxy solicitor, at info@okapipartners.com or (855) 208-8902 (Toll-Free).

Attending the Virtual Special Meeting

The reconvened Special Meeting of the Company’s preferred shareholders to vote on Proposal 2 will be held virtually on Wednesday, March 26, 2025, at 8:45 a.m. Central Time.

Preferred shareholders may attend and participate in the reconvened Special Meeting virtually by visiting the following web address, meetnow.global/MLVC22S, and entering the 15-digit control number found on the Notice of Internet Availability of Proxy Materials (Notice) received. Preferred shareholders who hold shares through an intermediary, such as a bank or broker, must register in advance using the instructions in the Notice materials.

About Cadence Bank

Cadence Bank (NYSE: CADE) is a leading regional banking franchise with approximately $50 billion in assets and over 350 branch locations across the South and Texas. Cadence Bank provides consumers, businesses and corporations with a full range of innovative banking and financial solutions. Services and products include consumer banking, consumer loans, mortgages, home equity lines and loans, credit cards, commercial and business banking, treasury management, specialized lending, asset-based lending, commercial real estate, equipment financing, correspondent banking, SBA lending, foreign exchange, wealth management, investment and trust services, financial planning and retirement plan management. Additional information about Cadence Bank and its products and services can be found at www.cadencebank.com. Cadence Bank, Member FDIC. Equal Housing Lender.

Additional Information

This communication may be deemed to be additional solicitation material with respect to the special meeting. On November 19, 2024, the Company filed a definitive proxy statement with the Federal Deposit Insurance Corporation (“FDIC”) in connection with the Special Meeting. SHAREHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER SOLICITING MATERIALS THAT ARE FILED WITH THE FDIC OR FEDERAL RESERVE WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSAL TO BE VOTED UPON. The Company’s proxy statement and any other solicitation materials filed by the Company with the FDIC and Federal Reserve can be obtained free of charge on the Investor Relations section of our website at ir.cadencebank.com. Shareholders may also request a copy of these materials at no cost by contacting the Company at 201 South Spring Street, Tupelo, Mississippi 38804, or 1-800-368-5948. The Company has engaged Okapi Partners LLC to aid in the solicitation of proxies. Detailed information regarding the identity of participants, and their respective interests in the Company by security holdings or otherwise, are set forth in the definitive proxy statement for the Special Meeting.

Forward-Looking Statements

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact. The Company cautions readers that certain factors may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein. For a list of factors which could affect the Company’s results, see the Company’s filings with the FDIC and Federal Reserve, including “Item 1A. Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date of this filing, even if subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.